UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23848

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StepStone Private Infrastructure Fund

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(Exact name of registrant as specified in charter)

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Address of principal executive offices) (Zip code)

Robert W. Long

Chief Executive Officer

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, NC 28202

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (704) 215-4300

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Date of fiscal year end: March 31

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Date of reporting period: March 31, 2025

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

StepStone Private Infrastructure Fund

Consolidated Financial Statements

For the Year Ended March 31, 2025

Annual Report

StepStone Private Infrastructure Fund

Table of Contents

For the Year Ended March 31, 2025

Management's Discussion of Fund Performance (unaudited)	2 - 4
Report of Independent Registered Public Accounting Firm	5
Consolidated Schedule of Investments	6 - 9
Consolidated Statement of Assets and Liabilities	10
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12 - 13
Consolidated Statement of Cash Flows	14 - 15
Consolidated Financial Highlights	16 - 18
Notes to Consolidated Financial Statements	19 - 30
Trustees and Officers (unaudited)	31 - 32
Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)	33 - 35
Other Information (unaudited)	36
Privacy Notice (unaudited)	37 - 38

StepStone Private Infrastructure Fund

Management's Discussion of Fund Performance (unaudited)

March 31, 2025

Introduction

StepStone Private Infrastructure Fund (“STRUCTURE” or the “Fund”) provides investors with global access to top-tier infrastructure managers and diversified exposure to private infrastructure investments. The Fund seeks to deliver attractive risk-adjusted returns through strategic allocations across sectors and geographies.

Designed specifically for individual investors and small institutions, STRUCTURE’s investor-centric structure emphasizes convenience, efficiency and transparency. As an evergreen fund, STRUCTURE raises capital daily while providing liquidity through quarterly repurchase offers. There are no ongoing capital calls. Investors will receive dividend distributions, and tax reporting is provided via Form 1099.

Performance1

STRUCTURE (Class I) generated a net return of 15.40% for the fiscal year ended March 31, 2025 (referred to as “fiscal year 2025”). Since its inception on September 11, 2023, STRUCTURE (Class I) has delivered a 20.39% annualized return and a 33.40% total return. STRUCTURE posted positive returns in 16 of its 19 months of operations and reached $397.0 million of assets under management as of March 31, 2025.

Portfolio Construction Drives Returns

We believe the Fund’s strong returns since inception have benefited from a balanced mix of:

•	Defensive underwriting, targeting resilient assets with recurring revenue streams, attractive pricing models and strong market positioning, designed to deliver attractive returns through all economic cycles;

•	Discounted limited partner (“LP”)-led secondary purchases of high-quality assets closer to their expected realization;

•	Early capital appreciation and income generation from a highly diversified pool of investments; and

•	High velocity of capital utilization by STRUCTURE to continually invest in a diversified pool of secondaries and co-investments with general partners believed to deliver above-average returns.

Return Components and Benchmark

STRUCTURE (Class I) generated a 15.40% total return in fiscal year 2025 versus a 18.80% total return in the S&P Global Infrastructure Index, the Fund's primary benchmark2. Since its inception, STRUCTURE (Class I) has achieved a 20.39% annualized return versus a 17.63% annualized return in the S&P Global Infrastructure Index.

We attribute the Fund’s performance during the fiscal year ending March 31, 2025 to the following factors:

•	Underlying portfolio assets performing well, highlighting the strength of our investment selection process. These dynamics contributed to value appreciation and unrealized gains of approximately $19.6 million during the fiscal year 2025;

•	Identifying and purchasing secondary assets managed by general partners ("GP"), who we generally believe are historically top-tier managers at meaningful discounts to net asset value ("NAV"). These discounts have resulted in unrealized gains that totaled approximately $9.0 million during fiscal year 2025;

•	STRUCTURE's portfolio generating liquidity events, with income distributions and realized gains totaling approximately $8.0 million in fiscal year 2025, despite a muted exit environment; and

•	Geographic diversification of the portfolio and the global nature of the infrastructure asset class, provide the Fund with meaningful exposure to investments denominated in foreign currency, with associated currency moves during fiscal year 2025 leading to realized losses on foreign currency of approximately $1.9 million.

StepStone Private Infrastructure Fund

Management's Discussion of Fund Performance (unaudited) (continued)

March 31, 2025

Liquidity and Share Repurchases

We believe STRUCTURE has ample liquidity to meet its obligations and is well-positioned to execute on investment opportunities in fiscal year 2026. As of March 31, 2025, STRUCTURE held $44.4 million of cash equivalents and $80.6 million of short-term investments and had $50.0 million available to be drawn under its credit facility3.

During fiscal year 2025, STRUCTURE conducted quarterly share repurchases, allowing for the repurchase of up to 5.00% of outstanding shares per quarter. These repurchases, completed on a quarterly basis, represented an average of 1.09% of shares outstanding in each quarter during the period ended March 31, 2025. Over this period, the Fund made four repurchase offers, resulting in 1.1 million shares being repurchased for a total of $13.9 million.

Building a High-Quality Diversified Infrastructure Portfolio

STRUCTURE executed its strategy of investing in a diversified pool of infrastructure assets while leveraging StepStone's global scale and depth to access what it views as attractive parts of the infrastructure market. During the fiscal year 2025, the Fund deployed $215.7 million in a total of 33 transactions, consisting of 23 secondaries, seven co-investments and three primary investments with assets managed by GPs whom we believe to be top performers.

STRUCTURE has assembled a diverse portfolio of 40 investment funds and eight co-investments managed by 22 fund sponsors as of March 31, 2025. The portfolio includes over 200 underlying investments, broadly diversified across various infrastructure sectors, sizes, vintage years and geographic locations to mitigate volatility and risk. In line with the Fund's diversification strategy and investment focus, STRUCTURE is well diversified across sectors, with particular focus on assets tied to data & communications, transport and renewables.

This commentary reflects the viewpoints of StepStone Group Private Wealth LLC as of March 31, 2025 and is not intended as a forecast or guarantee of future results.

Average Annual Total Returns as of March 31, 2025[1]
	1 Year	Since Inception[4]
StepStone Private Infrastructure Fund, Class I	15.40%	20.39%
StepStone Private Infrastructure Fund, Class D	15.40%	20.39%
StepStone Private Infrastructure Fund, Class S5	15.31%	20.33%
S&P Global Infrastructure Index[2]	18.80%	17.63%

StepStone Private Infrastructure Fund

Management's Discussion of Fund Performance (unaudited) (continued)

March 31, 2025

The chart above represents the hypothetical growth of a $1,000,000 investment in Class I shares. Returns for the Fund's other classes will vary from what is seen above due to differences in fee structures, specifically the distribution and shareholder servicing fees associated with brokers, dealers and certain registered investment advisers and other financial intermediaries.

The performance data quoted herein represents past performance, and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance does not predict future performance.

The Fund’s performance assumes the reinvestment of dividends. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Performance is cumulative and represents the percent change in NAV and assumes reinvestment of all distributions pursuant to the Fund’s distribution reinvestment plan. Total returns shown assume the maximum sales load is deducted from the initial investment.

2 The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation and utilities. The S&P Global Infrastructure Index is a total return index and STRUCTURE’s primary benchmark.

3See Note 7 to the consolidated financial statements for further details on the credit facility.

4 The date of inception for all share classes is September 11, 2023.

5 Effective January 17, 2025, Class T Shares were converted to Class S Shares and Class T Shares are no longer offered by the Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of StepStone Private Infrastructure Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of StepStone Private Infrastructure Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and the period from September 11, 2023 (commencement of operations) to March 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2025, the consolidated results of its operations and its cash flows for the year then ended and the consolidated changes in its net assets and its consolidated financial highlights for the year then ended and for the period from September 11, 2023 (commencement of operations) to March 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2025, by correspondence with the custodian and investment funds; when replies were not received from investment funds, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the StepStone Group LP investment companies since 2020.

New York, New York

May 30, 2025

A member firm of Ernst & Young Global Limited

StepStone Private Infrastructure Fund

Consolidated Schedule of Investments

March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnote
Co-Investments - Non-Controlled/Non-Affiliated - 10.2% of NAV					1,2,3,4,5
Europe - 5.7% of NAV
EQT Active Core Infrastructure Co-Investment (G) SCSP	Infrastructure Assets	03/24/2025	$12,987,469	$12,865,768	*
KKR Devonshire Co-Invest L.P.	Infrastructure Assets	03/26/2025	5,125,155	5,141,130	*
KKR Optics Co-Invest Blocker L.P.	Infrastructure Assets	05/23/2024	3,918,411	4,442,801	*
Total Europe			$22,031,035	$22,449,699

North America - 4.5% of NAV
Buckeye Co-Invest II, LP	Infrastructure Assets	07/26/2024	$4,145,770	$4,480,888
ECP V (California Co-Invest), LP	Infrastructure Assets	05/26/2024	6,072,265	6,014,832	*
Sandbrook rPlus Co-Invest II LP	Infrastructure Assets	05/21/2024	2,512,136	3,105,829	*,6
Stonepeak Ace (Co-Invest) Holdings (CYM) LP	Infrastructure Assets	04/26/2024	3,983,653	4,445,679	*,6
KKR Dino Co-Invest L.P.	Infrastructure Assets	03/26/2025	—	—	*,6
Total North America			$16,713,824	$18,047,228
Total Non-Controlled/Non-Affiliated Co-Investments			$38,744,859	$40,496,927

Primary Investments - Non-Controlled/Non-Affiliated - 9.6% of NAV					1,2,3,4,5
Europe - 6.7% of NAV
MML Keystone SCSp	Infrastructure Assets	09/24/2024	$18,207,811	$26,373,109	6
Total Europe			$18,207,811	$26,373,109
North America - 2.9% of NAV
Blue Road Capital PV II, L.P.	Infrastructure Assets	08/26/2024	$9,585,600	$11,679,798	*,6
Total North America			$9,585,600	$11,679,798
Total Non-Controlled/Non-Affiliated Primary Investments			$27,793,411	$38,052,907

Secondary Investments - Non-Controlled/Non-Affiliated - 48.4% of NAV					1,2,3,4,5
Europe - 29.1% of NAV
Antin Infrastructure Partners II LP	Infrastructure Assets	10/02/2023	$522,404	$9,923	*,7
ARDIAN Infrastructure Fund IV S.C.A., SICAR	Infrastructure Assets	10/04/2024	5,317,275	5,366,058	6
ARDIAN Infrastructure Fund V S.C.A., SICAR	Infrastructure Assets	10/04/2024	4,238,110	4,671,712	*,6
Compass European Infrastructure SCSp	Infrastructure Assets	11/03/2023	4,455,655	5,277,058	6
Daiwa ICP Infrastructure Investments 2 L.P.	Infrastructure Assets	09/12/2024	4,971,938	5,541,199
DIF Core Infrastructure Fund II SCSp	Infrastructure Assets	09/30/2024	5,047,201	5,443,980	6
DIF Infrastructure VI SCSp	Infrastructure Assets	09/30/2024	4,318,863	4,801,260	6
EQT Infrastructure Fund II (No.1) SCSp	Infrastructure Assets	11/08/2023	229,725	161,665	*,6
EQT Infrastructure Fund III (No.1) SCSp	Infrastructure Assets	11/08/2023	412,896	634,215	*,6
EQT Infrastructure IV (No.2) USD SCSp	Infrastructure Assets	10/10/2023	7,323,295	9,446,850	*,6,8
EQT Infrastructure V (No.1) EUR SCSp	Infrastructure Assets	07/05/2024	26,511,243	28,506,754	*,6
GIP Pegasus Fund, L.P.	Infrastructure Assets	08/20/2024	5,260,944	5,015,312
iCON Infrastructure Partners III, L.P.	Infrastructure Assets	09/29/2023	3,116,468	1,902,506	6,8
InfraVia European Fund III FPCI	Infrastructure Assets	09/30/2024	3,279,112	3,968,842	*,6
InfraVia European Fund III SCSp	Infrastructure Assets	09/30/2023	3,354,928	5,052,141	6,7
InfraVia European Fund IV FPCI	Infrastructure Assets	10/02/2024	3,806,039	4,244,489	*,6

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Schedule of Investments (continued)
March 31, 2025

Investments	Asset Class	Acquisition Date	Cost	Fair Value	Footnote
Secondary Investments - Non-Controlled/Non-Affiliated (continued)
Europe (continued)
InfraVia European Fund V FPCI	Infrastructure Assets	10/02/2024	$4,763,239	$5,325,698	6
Macquarie European Infrastructure Fund 6 SCSp	Infrastructure Assets	10/01/2024	8,292,359	8,557,584
NIC Battery Acquisition LP	Infrastructure Assets	10/16/2024	3,338,433	4,560,009	*,6
Pan-European Infrastructure II, S.C.S.	Infrastructure Assets	10/03/2024	2,245,778	2,936,265	*,6
Pan-European Infrastructure III, SCSp	Infrastructure Assets	10/03/2024	4,022,179	4,148,616	6
Total Europe			$104,828,084	$115,572,136

North America - 19.3% of NAV
Brookfield Americas Infrastructure Fund, L.P.	Infrastructure Assets	09/29/2023	$119,828	$179,438	6,9
Brookfield Infrastructure Fund III-A, L.P.	Infrastructure Assets	09/29/2023	1,580,088	1,990,106	6,9
Brookfield Infrastructure Fund IV (ER) SCSP	Infrastructure Assets	12/31/2023	4,113,356	4,559,945	6,9
Global Energy & Power Infrastructure Fund II, L.P.	Infrastructure Assets	10/05/2023	1,131,803	1,076,163	*,6,10
Global Infrastructure Partners III-C, L.P.	Infrastructure Assets	09/29/2023	2,590,869	3,130,084	6,9
InstarAGF Essential Infrastructure Fund LP	Infrastructure Assets	09/30/2024	2,057,711	2,659,394	6
KKR Global Infrastructure Investors II (EEA) L.P.	Infrastructure Assets	01/01/2024	241,690	454,998	6,8
KKR Global Infrastructure Investors III EEA (EUR) SCSp	Infrastructure Assets	04/01/2024	8,278,221	9,196,017	6,8
KKR Global Infrastructure Investors IV (EUR) SCSp	Infrastructure Assets	10/01/2024	8,941,194	9,946,907	6
KKR Global Infrastructure Investors IV (USD) SCSp	Infrastructure Assets	07/01/2024	25,305,209	29,045,484	6
Oak Hill Digital Opportunities Partners (TE 892), L.P.	Infrastructure Assets	07/19/2024	3,628,896	4,195,391	6
Stonepeak Infrastructure Fund II LP	Infrastructure Assets	10/02/2023	363,065	229,856	6,10
Stonepeak Infrastructure Fund LP	Infrastructure Assets	10/02/2023	1,248,982	777,914	6,10
Strategic Value Spurs A, L.P.	Infrastructure Assets	12/13/2024	8,395,141	9,122,485	*,6
Total North America			$67,996,053	$76,564,182
Total Non-Controlled/Non-Affiliated Secondary Investments			$172,824,137	$192,136,318
Total Non-Controlled/Non-Affiliated Investments, excluding Short-Term Investments			$239,362,407	$270,686,152
Short-Term Investments - Non-Controlled/Non-Affiliated - 20.3% of NAV
Fidelity Investments Money Market Government Portfolio — Class I, 4.18% (80,607,694 shares)	Money Market	N/A	$80,607,694	$80,607,694	11, 12
Total Non-Controlled/Non-Affiliated Short-Term Investments			$80,607,694	$80,607,694
Total Non-Controlled/Non-Affiliated Investments - 88.5% of NAV			$319,970,101	$351,293,846
Cash Equivalents - 11.2% of NAV

UMB Bank Money Market Special II — 4.19% ($44,384,224 principal)	Money Market	N/A	$44,384,224	$44,384,224	12
Total Cash Equivalents			$44,384,224	$44,384,224
Other assets in excess of liabilities - 0.3% of NAV				$1,335,174
Net Assets - 100.0% of NAV				$397,013,244

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Schedule of Investments (continued)

March 31, 2025

*	Investment is non-income producing.
1	Geographic region generally reflects the location of the investment manager or company.
2	Investments do not issue shares or hold outstanding principal, except where noted. The terms "shares" and "units" are used interchangeably.
3	Investments do not allow redemptions or withdrawals except at discretion of their general partner, manager or advisor and the final distribution date is not known, except where noted.
4	Private investments are generally issued in private placement transactions and as such are generally restricted as to resale. There are no circumstances that could cause a lapse in the restriction to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments.
5	The fair value of any Secondary Investment, Primary Investment, or Co-Investment (together “Private Market Assets”) has not been calculated, reviewed, verified or in any way approved by any general partner, manager or advisor of such Private Market Assets (including any of its affiliates). Please see the notes to the consolidated financial statements for further details regarding the valuation policy of the Fund.
6	Investment has been committed to but has not been fully funded. See Note 3.
7	All or a portion of this security is held by STRUCTURE Cayman II LLC.
8	All or a portion of this security is held by STRUCTURE Cayman III LLC.
9	All or a portion of this security is held by STRUCTURE Cayman IV LLC.
10	All or a portion of this security is held by STRUCTURE Cayman LLC.
11	The audited financial statements of the investment can be found at sec.gov.
12	The rate reported is the 7-day effective yield at the period end.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Schedule of Investments (continued)

March 31, 2025

Summary of Investments by Strategy (as a percentage of total investments)
Co-Investments	11.5%
Primary Investments	10.8%
Secondary Investments	54.8%
Short-Term Investments	22.9%
Total Investments	100.0%

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statement of Assets and Liabilities

March 31, 2025

Assets
Non-controlled/non-affiliated investments, at fair value (cost $319,970,101)	$351,293,846
Cash equivalents	44,384,224
Cash denominated in foreign currency (cost $1,183,197)	1,194,393
Receivable for Fund shares sold	516,942
Dividend receivable	474,429
Prepaid expenses	98,552
Distributions receivable from investments	23,126
Total Assets	397,985,512

Liabilities
Revolving credit facility	—
Less deferred debt issuance costs	(102,511)
Revolving credit facility less deferred debt issuance costs	(102,511)
Management fees payable	505,007
Professional fees payable	261,174
Revolving credit facility interest and fees payable	72,798
Administration fees payable	66,213
Due to Adviser	52,586
Transfer agent fees payable	43,254
Trustees' fees payable	41,647
Other accrued expenses	32,100
Total Liabilities	972,268
Commitments and Contingencies (see Note 8)
Net Assets	$397,013,244
Composition of Net Assets:
Paid-in capital	$357,963,488
Total distributable earnings (accumulated loss)	39,049,756
Net Assets	$397,013,244

Class I
Net Assets	$396,300,450
Outstanding shares (unlimited number of shares authorized)	29,787,032
Net Asset Value Per Share	$13.30
Class D
Net Assets	$14,470
Outstanding shares (unlimited number of shares authorized)	1,088
Net Asset Value Per Share	$13.30
Class S
Net Assets	$698,324
Outstanding shares (unlimited number of shares authorized)	52,552
Net Asset Value Per Share	$13.29

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statement of Operations

For the Year Ended March 31, 2025

Investment Income
Non-controlled/non-affiliated dividend income (net of taxes withheld of $84,041)	$8,533,176
Total Investment Income	8,533,176

Expenses
Management fees	3,505,051
Amortization of deferred investment costs	1,142,743
Revolving credit facility interest and fees	561,775
Administration fees	486,219
Professional fees	457,055
Transfer agent fees	245,944
Amortization of offering costs	225,750
Trustees' fees	159,999
Chief compliance officer fees	49,972
Distribution and shareholder servicing fees (Class S)	1,059
Distribution and shareholder servicing fees (Class T)	74
Shareholder servicing fees (Class D)	1
Other expenses	208,943
Total Expenses	7,044,585
Adviser expense recoupment (reimbursement)	318,206
Net Expenses	7,362,791
Net Investment Income (Loss)	1,170,385

Net Realized Gain (Loss)
Distributions from non-controlled/non-affiliated investments	3,597,752
Foreign currency transactions	3,487,649
Total Net Realized Gain (Loss)	7,085,401
Net Change in Unrealized Appreciation (Depreciation)
Non-controlled/non-affiliated investments	26,714,139
Foreign currency translation	12,917
Total Net Change in Unrealized Appreciation (Depreciation)	26,727,056
Net Increase (Decrease) in Net Assets from Operations	$34,982,842

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024*
Change in Net Assets Resulting from Operations:
Net investment income (loss)	$1,170,385	$44,047
Net realized gain (loss)	7,085,401	(96,274)
Net change in unrealized appreciation (depreciation)	26,727,056	4,607,885
Net Increase (Decrease) in Net Assets Resulting from Operations	34,982,842	4,555,658

Distributions from Distributable Earnings:
Class I	(882,513)	—
Class D	(38)	—
Class S	(38)	—
Class T	(38)	—
Total Distributions from Distributable Earnings	(882,627)	—

Change in Net Assets Resulting from Capital Share Transactions:
Class I
Proceeds from shares issued	290,782,827	81,456,531
Reinvestment of distributions	219,479	—
Repurchase of shares	(13,895,357)	(874,449)
Exchange of shares	—	—
Total Class I Transactions	277,106,949	80,582,082
Class D
Proceeds from shares issued	1,100	10,000
Reinvestment of distributions	38	—
Repurchase of shares	—	—
Exchange of shares	—	—
Total Class D Transactions	1,138	10,000
Class S
Proceeds from shares issued	58,301	10,000
Reinvestment of distributions	38	—
Repurchase of shares	—	—
Exchange of shares	590,366
Total Class S Transactions	648,705	10,000
Class T1
Proceeds from shares issued	578,825	10,000
Reinvestment of distributions	38	—
Repurchase of shares	—	—
Exchange of shares	(590,366)	—
Total Class T Transactions	(11,503)	10,000
Change in Net Assets Resulting from Capital Share Transactions	277,745,289	80,612,082

Total Increase (Decrease) in Net Assets	311,845,504	85,167,740

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024*
Net Assets
Beginning of period	85,167,740	—
End of period	$397,013,244	$85,167,740

*	The Fund commenced operations on September 11, 2023.
¹	On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2025

Cash Flows From Operating Activities
Net increase (decrease) in net assets from operations	$34,982,842
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of payable for investments purchased	(217,635,244)
Purchases of short-term investments, net	(70,504,372)
Distributions received from investments, net of distributions receivable from investments	11,899,355
Amortization of debt issuance costs	257,609
Amortization of offering costs	225,750
Net realized gain distributions from investments	(3,597,752)
Net change in unrealized appreciation (depreciation) on investments	(26,714,139)
(Increase) Decrease in Assets
Investments paid in advance	1,393,371
Due from Adviser	339,628
Dividend receivable	(270,899)
Prepaid expenses	(87,614)
Increase (Decrease) in Liabilities
Professional fees payable	8,393
Management fees payable	393,826
Trustees' fees payable	1,646
Transfer agent fees payable	3,291
Revolving credit facility interest and fees payable	50,832
Administration fees payable	50,231
Due to Adviser	52,586
Other accrued expenses	(14,488)
Net Cash Provided by (Used in) Operating Activities	(269,165,148)

Cash Flows from Financing Activities
Proceeds from issuance of shares, net of receivable for fund shares sold	291,671,611
Repurchase of shares	(13,895,357)
Distributions paid in cash	(663,034)
Net Cash Provided by (Used in) Financing Activities	277,113,220

Net Increase (Decrease) in Cash Equivalents and Cash Denominated in Foreign Currency	7,948,072

Cash Equivalents and Cash Denominated in Foreign Currency
Beginning of period	37,630,545
End of period	$45,578,617
End of Period Balances
Cash equivalents	$44,384,224
Cash denominated in foreign currency	1,194,393
End of Period Balance	$45,578,617

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Statement of Cash Flows (continued)

For the Year Ended March 31, 2025

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for commitment fees	$510,943
Reinvestment of distributions	219,593

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Financial Highlights

Class I

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$11.56	$10.00
Activity from investment operations:
Net investment income (loss)[1]	0.07	0.01
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[2]	1.71	1.55
Total from investment operations	1.78	1.56
Less distributions:
From net investment income	(0.04)	—
From net realized gains[3]	—	—
Total distributions	(0.04)	—
Net Asset Value per share, end of period[4]	$13.30	$11.56

Net Assets, end of period (in thousands)	$396,300	$85,133

Ratios to average net assets[5]
Net investment income (loss)[6]	0.54%	0.46%
Gross expenses[7]	3.23%	7.17%
Adviser expense recoupment (reimbursement)[8]	0.14%	(3.66)%
Net expenses[7]	3.37%	3.51%
Total return4 9 10	15.40%	15.60%
Portfolio turnover rate[11]	—%	—%

Senior Securities:	As of March 31, 2025	As of March 31, 2024
Total borrowings (in thousands)	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[12]	N/A	N/A

*	The Class commenced operations on September 11, 2023.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	Distributions associated with net realized gains were less than $0.05.
4	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
5	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
6	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses.
7	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs.
8	Expense ratios have been annualized for periods of less than twelve months.
9	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's Dividend Reinvestment Plan ("DRIP") (See Note 10). The total return for periods less than 1 year have not been annualized.
10	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
11	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than 1 year are not annualized.
12	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Financial Highlights (continued)

Class D

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$11.56	$10.00
Activity from investment operations:
Net investment income (loss)[1]	0.07	0.01
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investment[2]	1.71	1.55
Total from investment operations	1.78	1.56
Less distributions:
From net investment income	(0.04)	—
From net realized gains[3]	—	—
Total distributions	(0.04)	—
Net Asset Value per share, end of period[4]	$13.30	$11.56

Net Assets, end of period (in thousands)	$14	$12

Ratios to average net assets[5]
Net investment income (loss)[6]	0.55%	0.46%
Gross expenses[7]	3.32%	7.17%
Adviser expense recoupment (reimbursement)[8]	0.04%	(3.66)%
Net expenses[7]	3.36%	3.51%
Total return4 9 10	15.40%	15.60%
Portfolio turnover rate[11]	—%	—%

Senior Securities:	As of March 31, 2025	As of March 31, 2024
Total borrowings (in thousands)	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[12]	N/A	N/A

*	The Class commenced operations on September 11, 2023.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	Distributions associated with net realized gains were less than $0.05.
4	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
5	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
6	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses.
7	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs.
8	Expense ratios have been annualized for periods of less than twelve months.
9	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's DRIP (See Note 10. Dividend Reinvestment Plan). The total return for periods less than 1 year have not been annualized.
10	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
11	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than 1 year are not annualized.
12	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Consolidated Financial Highlights (continued)

Class S

Per share operating performance for a capital share outstanding throughout each period

	For the Year Ended March 31, 2025	For the Period Ended March 31, 2024*
Per Share Operating Performance:
Net Asset Value per share, beginning of period	$11.56	$10.00
Activity from investment operations:
Net investment income (loss)[1]	0.04	0.01
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments[2]	1.73	1.55
Total from investment operations	1.77	1.56
Less distributions:
From net investment income	(0.04)	—
From net realized gains[3]	—	—
Total distributions	(0.04)	—
Net Asset Value per share, end of period[4]	$13.29	$11.56

Net Assets, end of period (in thousands)	$698	$12

Ratios to average net assets[5]
Net investment income (loss)[6]	0.28%	0.46%
Gross expenses[7]	3.51%	7.17%
Adviser expense recoupment (reimbursement)[8]	0.12%	(3.66)%
Net expenses[7]	3.63%	3.51%
Total return4 9 10	15.31%	15.60%
Portfolio turnover rate[11]	—%	—%

Senior Securities:	As of March 31, 2025	As of March 31, 2024
Total borrowings (in thousands)	$—	$—
Asset coverage per $1,000 unit of senior indebtedness[12]	N/A	N/A

*	The Class commenced operations on September 11, 2023.
1	Per share data calculated using average shares method.
2	Includes balancing amounts necessary to reconcile the change in NAV per share for the period.
3	Distributions associated with net realized gains were less than $0.05.
4	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
5	Ratios do not reflect the proportionate share of income and expenses originating from the Fund's underlying Investments.
6	Net investment income (loss) ratios have been annualized for periods of less than twelve months, except for organizational costs which are one-time expenses.
7	Expense ratios have been annualized for periods of less than twelve months, except for organizational costs.
8	Expense ratios have been annualized for periods of less than twelve months.
9	Total return based on net asset value per share reflects the change in the net asset value based on the effects of the performance of the Fund during the period and assumes distributions, if any, were reinvested in accordance with the Fund's DRIP (See Note 10. Dividend Reinvestment Plan). The total return for periods less than 1 year have not been annualized. Total return shown excludes the effect of applicable sales charges.
10	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during periods of reimbursement.
11	Excluding short-term investments, the portfolio turnover rate represents the lesser of the Fund's purchases or sales of investments for the period divided by the average monthly fair value of the Fund's investments during the period. Results for periods of less than 1 year are not annualized.
12	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements

March 31, 2025

1. Organization

StepStone Private Infrastructure Fund (“Fund”) was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on December 2, 2022 (“Inception”) and is registered under the Investment Company Act of 1940, as amended, ("1940 Act”) as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund commenced operations on September 11, 2023 (“Commencement of Operations”).

The Fund offers Class I Shares, Class D Shares, and Class S Shares (collectively, “Shares”) to eligible investors (“Shareholders”). On January 17, 2025, the Fund converted all outstanding Class T shares into Class S shares and ceased offering Class T shares. The Shares are offered in a continuous registered public offering with subscriptions accepted on a daily basis at the then-current-daily net asset value (“NAV”) per share, adjusted for sales load, if applicable. The Fund conducts quarterly offers to repurchase a minimum of 5.00% and up to a maximum of 25.00% of outstanding Shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to repurchase Shares is a fundamental policy that may not be changed without the vote of a majority of the Fund’s outstanding voting Shares as defined in the 1940 Act.

The Board provides broad oversight over the Fund’s investment program, management and operations and has the right to delegate management responsibilities. StepStone Group Private Wealth LLC serves as the Fund’s investment adviser (“Adviser”). The Adviser oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. StepStone Group Real Assets LP (“StepStone”) serves as the Fund’s investment sub-adviser (“Sub-Adviser”) and is responsible for the day-to-day management of the Fund’s assets.

The Fund’s investment objective is to seek current income and long-term capital appreciation by offering investors access to a global investment portfolio of private infrastructure assets and, in select cases, investments in other private market asset classes, including but not limited to real estate, private equity and private debt (together, “Private Market Assets”).

2. Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are presented in U.S. dollars which is the functional currency of the Fund. The Fund is an investment company and therefore applies the accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) in Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following are significant accounting policies which are consistently followed in the preparation of the consolidated financial statements.

Basis of Consolidation

As provided under ASC Topic 946 and Regulation S-X, the Fund will generally not consolidate its investment in a company other than a wholly-owned or substantially wholly-owned investment company subsidiary whose design and purpose is to act as an extension of the Fund’s investment operations and facilitate the execution of the Fund’s investment strategy. Accordingly, the Fund has consolidated the results of the Fund’s direct wholly-owned subsidiaries including: STRUCTURE LLC (Series A and Series B), a Delaware limited liability company, as well as STRUCTURE Cayman LLC, STRUCTURE Cayman II LLC, STRUCTURE Cayman III LLC and STRUCTURE Cayman IV LLC (together, “STRUCTURE Cayman”), which are limited liability companies registered in the Cayman Islands. The effects of all intercompany transactions between the Fund and its wholly-owned subsidiaries have been eliminated in consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets and any other factors or parameters used in determining these estimates could cause actual results to differ materially.

Net Asset Value Determination

The NAV of the Fund is determined as of the close of business on each business day, or as may be determined from time to time in accordance with policies approved by the Board (each, a “Determination Date”). In determining NAV, the Fund’s investments are valued as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses allocated to Shares based on the relative net assets of each class to the total net assets of the Fund, each determined as of the relevant Determination Date.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

2. Summary of Significant Accounting Policies (continued)

Valuation of Investments

The Fund’s investments are valued as of each Determination Date at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements (“ASC 820”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the valuation designee for the Fund to perform fair value determinations relating to the value of the Fund’s investments. The Board has approved the Adviser’s valuation policy (“Valuation Policy”). The Adviser utilizes the resources and personnel of the Sub-Adviser and the Fund’s sub-administrator (as defined herein) in carrying out its responsibilities. The Board has ultimate oversight responsibility for valuing all investments held by the Fund. The Board must determine fair value in good faith for all Fund investments and has chosen to designate the Adviser to perform the fair value determinations.

Purchases of investments are recorded as of the first day of legal ownership of an investment and redemptions from investments are recorded as of the last day of legal ownership. Investments held by the Fund in Private Market Assets may include secondary purchases of existing investments in (i) individual operating companies or assets and (ii) private investment funds (“Secondary Investments”), investments in newly established private funds (“Primary Investments”) and indirect investments in the equity and/or debt of operating companies, projects or properties (“Co-Investments”). These types of debt or equity investments normally do not have readily available market prices and therefore will be fair valued according to the Valuation Policy at each Determination Date. The Valuation Policy requires evaluation of all relevant information reasonably available to the Adviser at the time the Fund’s investments are valued. Valuations of Private Market Assets are inherently subjective and at any point in time may differ materially from the ultimate value, if any, realized on the investment.

Ordinarily, the fair value of the Fund’s investment in a Secondary Investment or a Primary Investment is based on the net asset value of the investment reported by its investment manager (“Investment Manager”). In determining fair value, the Fund may incorporate public benchmark returns that are relevant to the investment funds under consideration to adjust fair values as of the relevant Determination Date. The public benchmark returns are adjusted for long-term, historical correlations between public and private investment returns and other relevant factors. If the Adviser determines that the Investment Manager has not reported a net asset value to the Fund, the Adviser will establish a fair value in accordance with the Fund’s Valuation Policy. In doing so, the Adviser will evaluate whether it is appropriate, considering all relevant circumstances, to use the last reported net asset value from the Investment Manager with adjustment made in accordance with the Fund’s Valuation Policy. The net asset values or adjusted net asset values are net of management fees and performance/incentive fees (carried interest) payable pursuant to the respective organizational documents of each investment.

Due to the inherent uncertainty of valuations, however, estimated fair values may differ from the values that would have been used had a readily available market for the investments existed and the differences could be material.

In assessing the fair value of the Fund’s Co-Investments in accordance with the Valuation Policy, on a case by case basis, the Adviser either applies the net asset value reported by the Investment Manager or a variety of methods such as earnings and multiple analysis, discounted cash flow analysis and market data from third party pricing services. The Adviser takes into account the following factors in determining the fair value of Co-Investments: latest round of financing, company operating performance, market-based multiples, potential merger and acquisition activity and any other material information that may impact investment fair value.

In certain circumstances, the Adviser may determine that cost best approximates the fair value of a particular Private Market Asset. The Fund will generally value its investments that are traded or dealt in upon one or more securities exchanges and for which market quotations are readily available at the last quoted sales price on the primary exchange, or at the mean between the current bid and ask prices on the primary exchange, as of the Determination Date.

The Sub-Adviser and one or more of its affiliates acts as investment adviser to clients other than the Fund. However, the value attributed to a Private Market Asset held by the Fund and the value attributed to the same Private Market Asset held by another client of the Sub-Adviser or one of its affiliates might differ as a result of differences in accounting, regulatory, timing and other factors applicable to the Fund when compared to such other client.

Short-term investments are highly liquid instruments with low risk of loss and recorded at NAV per share, which approximates fair value.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

2. Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Debt issuance costs consist of fees and expenses paid in connection with the closing of and amendments to the Fund’s credit facility. The aforementioned costs are amortized over each instrument’s term. Unamortized debt issuance costs are presented net against the outstanding revolving credit facility balance on the Consolidated Statement of Assets and Liabilities.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates on the Determination Date. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the date of the relevant transaction. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency translation represents: (1) foreign exchange gains and losses from the holding and sales of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded as receivable and the amounts actually received. The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from fluctuations in the fair value of investments on the Consolidated Statement of Operations. The net realized gain (loss) on foreign currency transactions and change in foreign currency translations on investments are reported in the Consolidated Statement of Operations.

Realized Gains on Investments and Dividend Income

Distributions received from Secondary Investments, Primary Investments and Co-Investments occur at irregular intervals and the exact timing of the distributions is not known. The classification and timing of distributions received in cash or in-kind, including return of capital, realized gains and dividend income, is based on information received from the Investment Manager of the Secondary Investments, Primary Investments or Co-Investments. To the extent a distribution exceeds the remaining cost basis of an investment, based on information provided by the Investment Manager, the excess amount is recognized as a realized gain distribution from investments. Dividend income is recorded on a trade date and accrual basis, respectively. Dividend income earned on short-term money market investments is accrued daily.

Fund Expenses

The Fund bears all expenses incurred in the course of its operations including, but not limited to, the following: all fees and expenses of the Private Market Assets in which the Fund invests (“Acquired Fund Fees”), management fees, fees and expenses associated with a credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (“Expense Limitation and Reimbursement Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis and expenses other than class-specific expenses are allocated pro-rata to Shares based upon prior day net assets at each Determination Date. Class-specific expenses are allocated only to their respective share class (see Note 6). Closing costs associated with the purchase of Secondary Investments, Primary Investments and Co-Investments are included in the cost of the investment.

Federal Income Taxes

For U.S. federal income tax purposes, the Fund has elected to be treated, and intends to qualify annually, as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable net investment income and net realized capital gains to Shareholders each year and by meeting certain diversification and income requirements with respect to investments. If the Fund were to fail to meet the requirements to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions of earnings and profits would be taxable to Shareholders as ordinary income.

Additionally, the Fund is subject to a 4% federal excise tax on any undistributed income, including net capital gains, if it does not distribute at least 98% of its taxable income and 98.2% of its capital gains each year. The Fund endeavors to meet these distribution requirements to avoid such excise tax, and any excise tax liability, if incurred, will be reflected in the consolidated financial statements.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

2. Summary of Significant Accounting Policies (continued)

The Fund’s tax year is the 12-month period ending September 30. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of March 31, 2025, the tax years from the year 2023 forward remain subject to examination by the major tax jurisdictions under the statute of limitations.

Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes under U.S. GAAP. Differences may be permanent or temporary. Permanent differences, including book/tax differences relating to Shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations due to temporary book/tax differences. These amounts will be finalized before filing the Fund’s federal tax return.

STRUCTURE LLC, a wholly-owned subsidiary of the Fund, is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent STRUCTURE LLC has a deferred tax asset, consideration is given to whether a valuation allowance is required.

The STRUCTURE Cayman subsidiaries, wholly-owned by the Fund, are not subject to U.S. federal and state income taxes and are treated as entities disregarded as separate from their sole owner, the Fund, for U.S. federal income tax purposes.

Organizational and Offering Costs

During the period from Inception through the Commencement of Operations, the Fund incurred organizational costs of $0.2 million. The organizational costs paid by the Adviser will be reimbursed by the Fund in accordance with the Expense Limitation and Reimbursement Agreement. Organizational costs consist primarily of costs to establish the Fund and enable it to legally conduct business. The Fund expensed organizational costs as incurred.

During the period from Inception through the Commencement of Operations, the Fund incurred offering costs of $0.5 million. Offering costs are treated as deferred charges and, upon Commencement of Operations, amortized over a 12-month period using the straight-line method. During the year ended March 31, 2025, the Fund amortized offering costs of $0.2 million which are included in the Consolidated Statement of Operations. Offering costs paid by the Adviser will be reimbursed by the Fund in accordance with the Expense Limitation and Reimbursement Agreement. Offering costs consist primarily of legal fees, filing fees and printing costs in connection with the preparation of the registration statement and related filings. The Fund will continue to incur offering costs due to its continuously offered status. Ongoing offering costs will be expensed as incurred.

Cash and Cash Equivalents

Cash includes monies on deposit with UMB Bank, N.A. (”UMB Bank”), the Fund’s custodian, and Cash Equivalents includes short-term, interest-bearing, highly liquid money market investments. Deposits, at times, may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation. The Fund has not experienced any losses on deposits and does not believe it is exposed to significant credit risk on such deposits. There are no restrictions on the cash held by UMB Bank on the Fund’s behalf.

Deferred Costs Relating to Purchases of Secondary Investment Funds

Deferred costs associated with the acquisition of Secondary Investment Funds are amortized daily over the deferral period until the payment due date. On the due date, the payment value corresponds to the notional amount owed to the respective counterparty.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

2. Summary of Significant Accounting Policies (continued)

New Accounting Pronouncements

In November 2023, the FASB issued ASU No. 2023-07, Segment Reporting (Topic 280), which improves reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses (“ASU No. 2023-07”). ASU 2023-07 is effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024. For the year ended March 31, 2025, the Fund adopted ASU No. 2023-07. Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund’s consolidated financial position or the results of its operations. An operating segment is defined in ASU No. 2023-07 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. A management committee of the Fund’s Adviser acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole. The Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of a defined investment strategy which is executed by the Fund’s portfolio managers as described in Note 1. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios, changes in net assets resulting from operations, and subscriptions and redemptions activity is used by the CODM to assess the Fund’s performance versus comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, and is consistent with that presented within the Fund’s Consolidated Financial Statements. Segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statement of Operations.

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for public business entities for annual periods beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted. The Fund does not expect this guidance to materially impact its Consolidated Financial Statements.

3. Fair Value Measurements

U.S. GAAP, ASC 820, defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level 1 include listed equities, registered money market funds and short-term investment vehicles.

Level 2: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level 2 include corporate bonds and loans and less liquid and restricted equity securities.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

3. Fair Value Measurements (continued)

Level 3: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment and/or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level 3 are equity and/or debt securities issued by private entities.

In accordance with ASC 820, certain portfolio investments are excluded from the fair value hierarchy as they are valued using a practical expedient. These investments are fair valued using NAV, or by adjusting the most recently available NAV for cash flows. As such, investments in securities with a fair value of $270.7 million are excluded from the fair value hierarchy as of March 31, 2025.

The following is a summary of the Fund's investments classified by fair value hierarchy as of March 31, 2025:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Co-Investments	$—	$—	$—	$40,496,927	$40,496,927
Primary Investments	—	—	—	38,052,907	38,052,907
Secondary Investments	—	—	—	192,136,318	192,136,318
Short-Term Investments	80,607,694	—	—	—	80,607,694
Total Investments	$80,607,694	$—	$—	$270,686,152	$351,293,846

Changes in inputs or methodologies used for valuing investments may result in transfers in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be indicative of the risk associated with investing in those investments. Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur.

A listing of the Private Market Asset types held by the Fund and the related attributes, as of March 31, 2025, are shown in the table below:

Investment Type	Investment Strategy	Fair Value	Unfunded Commitments
Co-Investments	Investments in operating companies alongside other investors	$40,496,927	$17,093,904
Primary Investments	Investments in newly established private funds	$38,052,907	$5,230,919
Secondary Investments	Investments in existing private investment funds or operating companies that are typically acquired in privately negotiated transactions	$192,136,318	$38,820,849

4. Investment Adviser and Transactions with Affiliates

In consideration of its services to the Fund, the Adviser is entitled to a management fee (“Management Fee”) equal to 1.60% on an annualized basis of the Fund’s daily net assets. The Management Fee is accrued daily and payable monthly in arrears. The Adviser pays the Sub-Adviser 50% of the Management Fee. For the year ended March 31, 2025, the Adviser earned $3.5 million in Management Fees of which $0.5 million was payable as of March 31, 2025.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

4. Investment Adviser and Transactions with Affiliates (continued)

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term beginning with the Commencement of Operations and ending on the one-year anniversary thereof (“Limitation Period”). On August 28, 2024, the Board approved the extension of the Limitation Period through September 30, 2025. The Adviser may extend the Limitation Period for a period of one year on an annual basis. The Expense Limitation and Reimbursement Agreement limits the amount of the Fund’s aggregate ordinary operating expenses, excluding certain specified expenses (“Specified Expenses”), borne by the Fund during the Limitation Period to an amount not to exceed 1.00% for Class I, D, S and T Shares, on an annualized basis, of the Fund’s daily net assets (“Expense Cap”). Specified Expenses that are not covered by the Expense Limitation and Reimbursement Agreement include: (i) the Management Fee; (ii) all fees and expenses of Private Market Assets and other investments in which the Fund invests (including Acquired Fund Fees); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Private Market Assets and other investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of shareholders.

If the Fund’s aggregate ordinary operating expenses, in respect of any class of Shares, exceeds the Expense Cap applicable to that class of Shares, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation and Reimbursement Agreement. To the extent that the Adviser waives its Management Fee, reimburses expenses to the Fund or pays expenses directly on behalf of the Fund, it is permitted to recoup from the Fund any such amounts for a period not to exceed three years from the month in which such fees and expenses were waived, reimbursed, or paid, even if such recoupment occurs after the termination of the Limitation Period. However, the Adviser may only recoup the waived fees, reimbursed expenses or directly paid expenses in respect of the applicable class of Shares if the aggregate ordinary operating expenses have fallen to a level below the relevant Expense Cap and the recouped amount does not raise the level of aggregate ordinary operating expenses plus waived fees, reimbursed expenses or directly paid expenses in respect of a class of Shares in the month of recoupment to a level that exceeds any Expense Cap applicable at that time.

During the year ended March 31, 2025, the Adviser recouped a net amount of $0.3 million under the Expense Limitation and Reimbursement agreement, as recorded on the Statement of Operations. As of March 31, 2025 a total of $0.7 million in expenses exceeded the Expense Cap, and remain eligible for future recoupment across all share classes. Additionally, the Adviser has paid $0.8 million of expenses on behalf of the Fund to eliminate expenses in excess of the Expense Cap. The net of these amounts, representing a $0.1 million balance, is recorded as Due to Adviser on the Consolidated Statement of Assets and Liabilities. These expenses primarily include the Fund's initial upfront fee on the revolving credit facility, as well as organizational and offering expenses incurred from Inception through Commencement of Operations.

The Adviser serves as the Fund’s administrator (“Administrator”) pursuant to an administration agreement (“Administration Agreement”) under which the Administrator provides administrative, accounting and other services to the Fund. Pursuant to the Administration Agreement, the Fund pays the Administrator an administration fee (“Administration Fee”) in an amount up to 0.23% on an annualized basis of the Fund’s net assets. The Administration Fee is accrued daily based on the value of the prior day net assets of the Fund as of the close of business on each business day (including any assets in respect of Shares that will be repurchased by the Fund on such date), and is payable monthly in arrears. For the year ended March 31, 2025, the Administrator earned $0.5 million in Administration Fees of which $66,213 was payable as of March 31, 2025.

5. Sub-Administrator, Custodian and Transfer Agent

From the proceeds of the Administration Fee, the Administrator pays UMB Fund Services, Inc. (“Sub-Administrator”) a sub- administration fee to perform certain administrative and accounting services for the Fund on behalf of the Administrator. The sub-administration fee, pursuant to a sub-administration agreement and a fund accounting agreement, is paid monthly by the Administrator and is based on the value of the net assets of the Fund as of the close of business on each business day, subject to an annual minimum.

UMB Bank, N.A. serves as the Fund’s custodian (“Custodian”) pursuant to a custody agreement. As the Custodian, UMB Bank holds the Fund’s US assets. Foreign assets, if any, including foreign currency holdings, are held by a designated sub-custodian appointed by UMB Bank in accordance with the terms of the custody agreement. For the year ended March 31, 2025, the Custodian earned $0.1 million in custody fees, recorded in other expenses on the Consolidated Statement of Operations, of which $14,000 was payable as of March 31, 2025 and recorded in other accrued expenses on the Consolidated Statement of Assets and Liabilities.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

5. Sub-Administrator, Custodian and Transfer Agent (continued)

UMB Fund Services, Inc. serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency agreement. The Transfer Agent, among other things, receives and processes purchase orders, effects issuance of Shares, prepares and transmits payments for distributions, receives and processes repurchase offers and maintains records of account. For the year ended March 31, 2025, the Transfer Agent earned $0.2 million in transfer agent fees of which $43,254 was payable as of March 31, 2025.

6. Distribution and Shareholder Servicing Plan

Distribution Services, LLC serves as the Fund’s distributor (“Distributor”) pursuant to a distribution agreement. The Distributor distributes the Shares of the Fund. The Distributor is authorized to enter into Sub-Distribution Agreements with brokers, dealers and certain Registered Investment Advisers ("RIA") and other financial intermediaries to effect the distribution of Shares of the Fund. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a distribution and shareholder servicing fee out of the net assets of Class S and Class T Shares at the annual rate of 0.85% of the aggregate NAV of Class S Shares and Class T Shares. On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares. To operate in a manner consistent with Rule 12b-1 under the 1940 Act, the Fund pays a shareholder servicing fee out of the net assets of Class D Shares at the annual rate of 0.25% of the aggregate NAV of Class D Shares. Distribution and shareholder servicing fees are determined and accrued daily based on the net assets of the Share Class as of the close of business on each business day (including net assets in respect of Shares that will be repurchased by the Fund on such date). Class I Shares are not subject to a distribution and shareholder servicing fee. For the year ended March 31, 2025, distribution and shareholder servicing fees incurred are disclosed on the Consolidated Statement of Operations.

7. Revolving Credit Facility

Effective September 7, 2023, the Fund entered into a revolving credit agreement ("Credit Facility"), as amended from time to time, with Texas Capital Bank allowing the Fund to borrow up to $50.0 million ("Commitment") from a syndicate of lenders. The purpose of the Credit Facility is to provide short-term working capital, primarily to bridge the timing of the Fund’s acquisition of Private Market Assets in advance of the receipt of investor subscriptions. Borrowings on the Credit Facility are collateralized by all assets of the Fund.

When borrowing on the Credit Facility, the Fund can select a “Base Rate Borrowing” or “Term SOFR Borrowing” (each a “Loan Type”). The interest rate associated with each Loan Type will be determined at the time of such borrowing and is comprised of a reference rate plus an applicable margin of 2.50% for Base Rate Borrowings or 3.50% for Term SOFR Borrowings. The Credit Facility has an unused fee of 0.40% per annum on the average daily unused balance when the current outstanding balance equals or exceeds 25% of the maximum principal amount available and 0.60% per annum otherwise. In conjunction with the Credit Facility, the Fund incurred an upfront fee of 0.40% which is being amortized in the Consolidated Statement of Operations over the two-year term of the Credit Facility. For the year ended March 31, 2025, expenses incurred by the Fund related to the Credit Facility were $0.6 million. During the year ended March 31, 2025, there were no short-term borrowings and the Fund had no outstanding principal on the Credit Facility as of March 31, 2025. The Credit Facility matures on September 5, 2025, unless terminated earlier in accordance with its terms.

8. Commitments and Contingencies

As of March 31, 2025, the Fund has contractual unfunded commitments to provide additional funding of $61.1 million to certain investments.

ASC 460-10, Guarantees - Overall, requires entities to provide disclosure and, in certain circumstances, recognition of guarantees and indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of indemnification arrangements. The Fund’s exposure under these arrangements, if any, cannot be quantified. However, the Fund has not had claims or losses pursuant to these indemnification arrangements and expects the potential for a material loss to be remote.

The Fund may, from time to time, be party to various legal matters arising in the ordinary course of business, including claims and litigation proceedings. Although the ultimate outcome of the foregoing matters, if any, cannot be ascertained at this time, the Adviser believes, after consultation with counsel, that the resolution of such matters would not have a material adverse effect on the Fund’s consolidated financial statements.

Contingencies associated with the Expense Limitation and Reimbursement Agreement are discussed in Note 4.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

9. Capital Share Transactions

The Fund offers three separate classes of shares of beneficial interest designated as Class I Shares, Class D Shares and Class S Shares. Each class of Shares is subject to different fees and expenses. On January 17, 2025, the Fund converted Class T shares into Class S shares and ceased offering Class T Shares.

The minimum initial investment in Class I Shares by an investor in the Fund is $1.0 million. The minimum initial investment for Class I may be reduced at the Adviser’s discretion. The minimum initial investment in Class D Shares and Class S Shares by an investor is $5,000. Investors purchasing Class S Shares may be charged a sales load up to a maximum of 3.50%. Investors purchasing Class I Shares and Class D Shares are not charged a sales load. The Fund accepts initial and additional purchases of Shares daily at the Fund’s then-current NAV per share.

Shareholders may exchange shares from one class to another for an equivalent NAV amount of that share class.

The following table summarizes the Capital Share transactions for the year ended March 31, 2025 and the period ended March 31, 2024:

	For the Year Ended March 31, 2025		For the Period Ended March 31, 2024*
	Shares	Dollar Amounts	Shares	Dollar Amounts
Class I
Proceeds from shares issued	23,486,035	$290,782,827	7,441,164	$81,456,531
Reinvestment of distributions	17,378	219,479	—	—
Repurchase of shares	(1,082,031)	(13,895,357)	(75,514)	(874,449)
Exchange of shares	—	—	—	—
Net increase (decrease)	22,421,382	$277,106,949	7,365,650	$80,582,082

Class D
Proceeds from shares issued	85	$1,100	1,000	$10,000
Reinvestment of distributions	3	38	—	—
Repurchase of shares	—	—	—	—
Exchange of shares	—	—	—	—
Net increase (decrease)	88	$1,138	1,000	$10,000

Class S
Proceeds from shares issued	4,520	$58,301	1,000	$10,000
Reinvestment of distributions	3	38	—	—
Repurchase of shares	—	—	—	—
Exchange of shares	47,029	590,366	—	—
Net increase (decrease)	51,552	$648,705	1,000	$10,000

Class T
Proceeds from shares issued	46,036	$578,825	1,000	$10,000
Reinvestment of distributions	3	38	—	—
Repurchase of shares	—	—	—	—
Exchange of shares	(47,039)	(590,366)	—	—
Net increase (decrease)	(1,000)	$(11,503)	1,000	$10,000

*	The Fund commenced operations on September 11, 2023.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

9. Capital Share Transactions (continued)

The Fund conducts quarterly offers to repurchase a minimum of 5.00% and up to a maximum of 25.00% of the outstanding Shares at NAV, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed in Note 1). No Shareholder will have the right to require the Fund to repurchase such Shareholder's Shares or any portion thereof. In the event that Shareholders, in the aggregate, submit for repurchase more than the number of Shares that the Fund will offer to repurchase, the Fund will repurchase the Shares on a pro rata basis, which may result in the Fund not honoring the full amount of a Share repurchase requested by a Shareholder. In connection with any given quarterly repurchase offer, the Fund currently intends to offer to repurchase 5.00% of its outstanding Shares.

Rule 23c-3(b)(5) of the 1940 Act permits the Fund to repurchase up to an additional 2.00% of its outstanding shares beyond the stated repurchase offer amount in the event that shareholder repurchase requests exceed the offer. During the periods presented, repurchase requests did not exceed the applicable offer amounts, and therefore the Fund was not required to utilize this additional 2.00% capacity. As a result, all repurchase requests were fulfilled in full, and no pro rata reductions were necessary.

The following table summarizes the Fund’s repurchase activity:

Repurchase Request Deadline	Repurchase Offer Amount (Shares)	Shares Repurchased
December 15, 2023	167,239	—
March 15, 2024	310,136	75,514
June 14, 2024	454,425	5,025
September 16, 2024	674,086	48,905
December 16, 2024	996,941	490,508
March 14, 2025	1,287,543	537,593

10. Dividend Reinvestment Plan

Pursuant to the dividend reinvestment plan ("DRIP") established by the Fund, each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and all income and/or capital gain dividend distributions will automatically be reinvested in additional Shares unless such Shareholder specifically elects to receive all income and/or capital gain dividends in cash. A Shareholder is free to change this election at any time. If, however, a Shareholder requests to change its election within 30 days prior to a distribution, the request will be effective only with respect to distributions after the 30-day period.

11. Investment Transactions

For the year ended March 31, 2025, purchases of investments, excluding short-term investments, totaled $215.7 million. During the year ended March 31, 2025, total proceeds received from investments that represented return of capital distributions were $8.3 million.

12. Tax Information

The Fund has temporary differences primarily due to timing of the amortization of organizational costs and differences between book and tax treatment of partnership investments held by the Fund and investments held in STRUCTURE Cayman.

For the tax year ended September 30, 2024, the Fund had a permanent book to tax difference of $0.4 million resulting from nondeductible offering costs. This permanent book to tax difference has been reclassified to paid in capital and has no effect on the net assets or net asset value per share of the Fund.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

12. Tax Information (continued)

For the tax year ended September 30, 2024, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$848,342
Accumulated capital and other losses	—
Undistributed long-term capital gains	25,176
Net tax appreciation (depreciation)	20,613,055
Other temporary difference	(132,992)
Total distributable earnings (accumulated loss)	$21,353,581

The tax character of Subchapter M distributions for the fiscal years ended March 31, 2025 and March 31, 2024 were as follows:

	Ordinary Income	Long-Term Capital Gains
2025	$857,211	$25,416
2024*	$—	$—

* The tax character of Subchapter M distributions for the tax year ended September 30, 2024 was as follows:

	Ordinary Income	Long-Term Capital Gains
2024	$—	$—

For the tax year ended September 30, 2024, the Fund had no qualified late year losses.

As of March 31, 2025, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$35,819,129
Gross unrealized depreciation	(2,879,186)
Net unrealized appreciation (depreciation) on investments	$32,939,943

Tax cost of investments	$363,921,324

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on partnership investments.

STRUCTURE LLC did not record a provision for income tax expense for the fiscal year ended March 31, 2025 as the subsidiary did not recognize net investment income or realized and unrealized gains (losses) on investments during the period.

In accounting for income taxes, the Fund follows the guidance in ASC 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management has concluded there were no uncertain tax positions as of March 31, 2025 for federal income tax purposes or in the Fund’s state and local tax jurisdictions. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as tax expense in the Consolidated Statement of Operations. For the fiscal year ended March 31, 2025, the Fund did not incur any interest or penalties. The Fund did not have any unrecognized tax benefits as of March 31, 2025.

StepStone Private Infrastructure Fund

Notes to Consolidated Financial Statements (continued)

March 31, 2025

13. Risk Factors

An investment in the Fund involves material risks, including performance risk, liquidity risk, business and financial risk, risks associated with the use of leverage, valuation risk, tax risk and other risks that should be carefully considered prior to investing and investing should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

14. Subsequent Events

On May 12, 2025, the Fund commenced a repurchase offer with a valuation date of June 16, 2025.

Effective April 1, 2025 the Administration Fee was amended to equal an amount up to 0.20% on an annualized basis of the Fund’s net assets.

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet or may be of such a nature that disclosure will keep the financial statements from being misleading. The Adviser has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s consolidated financial statements or the accompanying notes.

StepStone Private Infrastructure Fund

Trustees and Officers (unaudited)

March 31, 2025

The identity of the Trustees and executive officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available, without charge, upon request, by calling the Fund toll-free at (704) 215-4300.

Independent Trustees
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Terry Prather Birth Year: 1955	Trustee	Indefinite Length - Since May 2024	Chief Operating Officer, LIFT Orlando (community development organization) (2016-2023)	4	None
Tracy Schmidt Birth Year: 1957	Trustee	Indefinite Length - Since Inception	Founder, Morning Star Advisory, LLC (consulting and advisory services) (Since 2018)	4	None
Ron Sturzenegger Birth Year: 1960	Trustee	Indefinite Length - Since Inception	None	4	Director, KBS Real Estate Investment Trust II, Inc. (since 2019) and KBS Real Estate Investment Trust III, Inc. (Since 2019)

Interested Trustees
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex[3]
Tom Sittema Birth Year: 1958	Chairperson of the Board of Trustees	Indefinite Length - Since Inception	Executive Chairman, StepStone Group Private Wealth LLC (Since 2020)	4	None
Bob Long Birth Year: 1962	Trustee	Indefinite Length - Since Inception	CEO, StepStone Group Private Wealth LLC (Since 2019)	4	None

StepStone Private Infrastructure Fund

Trustees and Officers (unaudited) (continued)

March 31, 2025

Executive Officers
Name, Address and Birth Year[1]	Position(s) Held with Registrant	Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Bob Long Birth Year: 1962	President and Principal Executive Officer	Indefinite Length – Since Inception	See above
Kimberly Zeitvogel Birth Year: 1971	Treasurer and Principal Financial Officer	Indefinite Length – Since January 2023	Partner, StepStone Group Private Wealth LLC (Since 2020); Vice President of Finance, Millennium Advisors, LLC (2018 – 2020)
Tim Smith Birth Year: 1968	Vice President	Indefinite Length – Since November 2023	CFO and COO, StepStone Group Private Wealth LLC (Since 2019); President, Carolon Capital (Since 2013)
Dean Caruvana Birth Year: 1988	Chief Compliance Officer	Indefinite Length — Since August 2023	General Counsel, StepStone Group Private Wealth LLC (Since 2023); Principal, Blue Owl Capital (2022-2023); Vice President, BlackRock (2018-2022)

1The address of each Trustee and Officer is c/o StepStone Group Private Wealth LLC, 128 S Tryon St., Suite 1600, Charlotte, NC 28202.

2Each Trustee or Officer serves an indefinite term, until his or her successor is elected.

3This includes any directorships at public companies and registered investment companies held by the Trustee over the past five years.

StepStone Private Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

March 31, 2025

At an in-person meeting of the Board of Trustees (the “Board”) of StepStone Private Infrastructure Fund (the “Fund”) held on February 20, 2025 (the “Meeting”), the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve the continuation of each of the following: (i) an investment advisory agreement by and between StepStone Group Private Wealth LLC (the “Adviser”) and the Fund (the “Advisory Agreement”); and (ii) a separate sub-advisory agreement by and among StepStone Group Real Assets LP (the “Sub-Adviser” and collectively with the Adviser, the “Advisers”), the Adviser and the Fund (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”).

In connection with their consideration of whether to approve the continuation of the Agreements, the Board received and reviewed information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative fee and expense information and other information regarding the respective nature, extent and quality of services to be provided by each Adviser under the Agreements. The materials provided to the Board generally included, among other items: (i) information on the Fund’s management fees and other expenses, including information comparing the management fees to be paid by the Fund to those of a peer group of funds; (ii) information about each Adviser’s profitability with respect to the Agreements; (iii) a memorandum prepared by each Adviser in response to a request submitted by legal counsel to the Funds (each, a “Response Memorandum”), including a description of each Adviser’s business, a copy of each Adviser’s Form ADV, and certain other information about each Adviser to be considered in connection with the review by the members of the Board; and (iv) a memorandum from legal counsel to the Funds on the responsibilities of the Board in considering for approval investment advisory and investment sub-advisory arrangements under the 1940 Act. The Board, including the Fund’s Independent Trustees, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Fund's investment performance over relevant time periods; (iii) the Advisers’ investment personnel and operations, including the personnel and other resources devoted to the Fund; (iv) the Advisers’ financial results and financial condition; (v) the resources to be devoted to the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies and procedures; (vi) the Advisers’ policies with respect to allocation of investments and seeking best execution; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

In determining whether to approve the continuation of the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor as determinative. Individual members of the Board may have evaluated the information presented differently from one another, giving different weights to various factors in considering whether to approve the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Fund. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the continuation of the Agreements is provided below.

Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Advisory Agreement. The Board considered the responsibilities of the Adviser under the Advisory Agreement, and the services provided by the Adviser to the Fund, including, without limitation, the management, oversight, operational, and governance services that the Adviser and its employees provide to the Fund, the Adviser’s coordination of services for the Fund by its service providers, its compliance procedures and practices, and its efforts to promote the Fund. The Board also considered the background and experience of the Adviser’s senior management personnel. The Board noted that certain of the Fund’s officers are employees of the Adviser or its affiliates and serve the Fund without additional compensation from the Fund. The Board further considered information regarding the Adviser’s program designed to ensure compliance with federal securities and other applicable laws and the Adviser’s risk management processes. After reviewing the foregoing information and further information in the Adviser’s Response Memorandum (which included, among other information, descriptions of the Adviser’s business and the Adviser’s Form ADV) and discussing the Adviser’s proposed services to the Fund, the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and appropriate for the Fund.

Investment management capabilities and experiences of the Adviser. The Board considered the quality of the services provided and the quality of the Adviser’s resources that are available to the Fund. The Board evaluated the Adviser’s advisory, operational, governance, distribution, legal, compliance, and risk management services, among other services, and information the Board received regarding the experience and professional qualifications of the Adviser’s key personnel and the size and functions of its staff. The Board noted that the Adviser is a wholly owned subsidiary of StepStone Group LP and leverages the infrastructure of StepStone Group LP to support its operations, which includes working closely with key personnel of the StepStone Group LP. After consideration of these factors, the Board determined that the Adviser is an appropriate investment adviser for the Fund.

StepStone Private Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

March 31, 2025

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2024 regarding the performance of all discretionary funds and discretionary separate accounts (across private equity, real estate and private debt) managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. The Board examined and evaluated the fee arrangement between the Adviser and the Fund under the Advisory Agreement, including as compared with the fees and expenses of certain unaffiliated closed-end funds operated as interval funds considered by the Adviser to have similar investment objectives and strategies to the Fund (the “Peer Group”). The Board considered information about the Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Adviser and its affiliates. The Board also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name and enhancement of its reputation in the industry. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Adviser by the Fund are appropriate and representative of arm’s length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule, which does not include breakpoints. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information. The Board noted, however, that it would continue to monitor any future growth in the Fund’s assets and the appropriateness of management fee breakpoints or other methods to share benefits from economies of scale as part of its future review of the Advisory Agreement.

Comparison of fees to be paid to those under other investment advisory contracts. In evaluating the management fees and expenses the Board considered the Fund’s management fees in absolute terms and as compared with the fees and expenses of the Peer Group. Based upon the comparative fee information provided, the Board noted that the Fund’s management fees were above the Peer Group. The Board also considered the Adviser’s commitment pursuant to the expense limitation agreement with the Fund whereby the Adviser would agree to pay, absorb, or reimburse the Fund’s aggregate monthly ordinary operating expenses, excluding certain specified expenses, in order to limit the operating expenses of each share class of the Fund to 1.00%, on an annualized basis, of the Fund’s daily net assets. The Board considered the level of the Fund’s management fees in light of the level of service expected to be received from the Adviser and the strategies to be employed in managing the Fund.

Benefits derived or to be derived by the Adviser from its relationship with the Fund. The Board considered “fall out” or ancillary benefits that would accrue to the Adviser as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Adviser’s ability to market its services and win such mandates.

Sub-Advisory Agreement

Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the factors listed below.

The nature, extent, and quality of the services to be provided to the Fund under the Sub-Advisory Agreement. The Board considered the responsibilities of the Sub-Adviser under the Sub-Advisory Agreement and the services provided by the Sub-Adviser including, without limitation, the investment advisory services and the Sub-Adviser’s compliance procedures and practices. The Board also considered the background, and experience of the Sub-Adviser’s senior management personnel and the qualifications, background, and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. After reviewing the foregoing information and further information in the materials, including the Sub Adviser’s Response Memorandum (which included, among other information, descriptions of the Sub-Adviser’s business and the Sub-Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Sub-Adviser are satisfactory and appropriate for the Fund.

The investment management capabilities and experience of the Sub-Adviser. The Board evaluated the investment management experience of the Sub-Adviser, noting that the Sub-Adviser currently manages accounts that use an investment strategy similar to that proposed for the Fund (although none of the accounts are registered investment companies). The Board also considered that the Fund will benefit from the scale and resources of the Sub-Adviser and its affiliates. It was noted that the Sub-Adviser was formed in 2014 and oversees approximately $98 billion of infrastructure and real assets allocations. The Board discussed with the Sub-Adviser the investment objective and strategies of the Fund and the Sub-Adviser’s plans for implementing the Fund’s strategies. After considering these factors, the Board determined that the Sub-Adviser would be an appropriate Sub-Adviser to the Fund.

StepStone Private Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

March 31, 2025

Performance. The Board considered the investment performance of the Fund, which is provided to the Board on a regular basis, and other information and materials provided to the Board by the Advisers concerning Fund performance, including information as of December 31, 2024 regarding the performance of all discretionary funds and discretionary separate accounts (across private equity, real estate and private debt) managed by the Advisers, restated to reflect the Fund's expected fees and expenses. Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s and the Sub-Adviser’s overall capabilities to manage the Fund.

The costs of the services to be provided and profits to be realized by the Sub-Adviser from its relationship with the Fund. The Board reviewed the fees paid under the Sub-Advisory Agreement, which the Board noted are paid by the Adviser, not the Fund. The Board considered information about the Sub-Adviser’s profitability with respect to the Fund, as well as the costs of services provided by the Sub-Adviser to the Fund. The Board received and reviewed information relating to the financial condition of the Sub-Adviser and its affiliates. Upon further consideration and discussion of the foregoing, the Board concluded that the fees paid to the Sub-Adviser by the Adviser under the Sub-Advisory Agreement are appropriate and representative of arm’s-length negotiations.

Economies of Scale. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s management fee schedule. After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders based on currently available information, noting that the Adviser is responsible for the payment of sub advisory fees to the Sub-Adviser.

Other benefits to be derived by the Sub-Adviser from its relationship with the Fund. The Board considered “fall-out” or ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board noted in this regard that the Sub-Adviser continues to evaluate and pursue opportunities to provide advisory services to additional funds or other vehicles with overlapping investment strategies, and that the track record of the Fund may enhance the Sub Adviser’s ability to market its services and win such mandates.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision on the approval of the continuation of the Agreements. In reaching this conclusion, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. Based on the discussions and considerations at the Meeting, the Board, including the Independent Trustees, voted to approve the continuation of the Agreements.

StepStone Private Infrastructure Fund

Other Information

March 31, 2025 (unaudited)

Interval Fund Policy

The Fund has adopted a fundamental policy, which may be changed only by the affirmative vote of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), that it will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Fund's shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the repurchase request deadline, or the next business day if the 14th day is not a business day.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (704) 215-4300 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877) 772-7724 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at (704) 215-4300.

StepStone Private Infrastructure Fund

Privacy Notice (unaudited)
March 31, 2025

Policy Statement:

The Board has approved the following policies and procedures (the “Data Privacy Policy”) with respect to nonpublic personal information about its customers.

The Fund collects nonpublic personal information about its customers1 from the following sources:

•	account applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	account history, including information about the transactions and balances in a customer’s account; and

•	correspondence, written, or telephonic, between a customer and the Fund or service providers to the Fund.

In addition, the Fund may obtain consumer information about its customers from consumer reports.

The Fund will not release nonpublic personal or consumer information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;

•	The Fund believes the recipient to be the customer of the Fund or such Fund customer’s authorized representative; or

•	The Fund is required by law to release information to the recipient.

The Fund does not give or sell nonpublic personal or consumer information about its customers or their fund accounts to any other company, individual, or group.

The Fund will only use nonpublic personal or consumer information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal and consumer information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund or its Transfer Agent shares nonpublic personal or consumer information with other service providers, it protects that information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and procedures described in this notice for current and former shareholders of the Fund.

II. Physical, Electronic and Procedural Safeguards

The following includes a list of the primary physical, electronic and procedural safeguards employed by the Transfer Agent to ensure against unauthorized access and proper disposal of customers’ nonpublic personal and consumer information.

•	The Fund shall distribute a Data Privacy Policy to shareholder as an appendix to the Prospectus and annually through the Fund’s annual report to shareholders to ensure compliance with shareholder notification requirements mandated by Regulation S-P.

•	Should a change in this Data Privacy Policy occur, the Principal Underwriter or Transfer Agent will provide existing customers of the Fund with the updated version of the Data Privacy Policy.

•	The Transfer Agent shall maintain policies and procedures to oversee the adequacy of security measures used by any non-affiliated third-parties that do business with the Transfer Agent and to ensure such measures are compliant with the requirements under Regulation S-P. Appropriate confidentiality language must exist in the contractual arrangements with each of these relationships.

•	The Transfer Agent, the Administrator, the Fund Accounting Agent, the Principal Underwriter, and Investment Adviser shall maintain procedures related to the security of nonpublic personal information and consumer information (including physical, electronic and procedural safeguards) and proper disposal of such information.

•	Any data privacy related questions, concerns or breaches will be brought to the attention of the Fund’s CCO.

StepStone Private Infrastructure Fund

Privacy Notice (unaudited) (continued)
March 31, 2025

Procedures:

1.	The Fund’s CCO will continually monitor applicable regulations that may cause policies of the Fund and/or its service providers subject to the requirements of Regulation S-P to change.

2.	Annually, the Fund’s CCO will review any independent reviews applicable to data security at the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

3.	Annually, the Fund’s CCO will inquire and review, where applicable, any related data privacy issues reported by the Fund’s service providers who have access to or otherwise obtain nonpublic personal information in fulfilling their obligations to the Fund.

1For purposes of this Data Privacy Policy, the terms "customer" or "customers" includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

Investment Adviser and Administrator

StepStone Group Private Wealth LLC

128 S Tryon St., Suite 1600

Charlotte, North Carolina 28202

www.stepstonepw.com

Investment Sub-Adviser

StepStone Group Real Assets LP

4225 Executive Square, Suite 1600

La Jolla, California 92037

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Sub-Administrator, Transfer Agent and Sub-Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212-3949

Phone: (414) 299-2200

Distributor

Distribution Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, New York 10001

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a) StepStone Private Infrastructure Fund (the “Fund” or the “Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b) Not applicable.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The Registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit (a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Mr. Tracy Schmidt who is independent as defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for the year ended March 31, 2025 and the period ended March 31, 2024 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each year or period are $0.22 million and $0.19 million, respectively.

Audit-Related Fees

(b) The aggregate fees billed for the year ended March 31, 2025 and the period ended March 31, 2024 (the Registrant’s first period of operations) for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.02 million and $0.01 million, respectively. Audit-related fees principally include fees associated with reviewing and providing comments on semi-annual reports and issuing consents.

Tax Fees

(c) The aggregate fees billed for the year ended March 31, 2025 and the period ended March 31, 2024 (the Registrant’s first period of operations) for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $0.07 million and $0.05 million, respectively. Tax-related fees principally include fees associated with the preparation of taxable income calculations and federal income tax forms.

All Other Fees

(d) The aggregate fees billed for the year ended March 31, 2025 and period ended March 31, 2024 (the Registrant’s first period of operations) for products and services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0, respectively.

(e)(1) During its regularly scheduled periodic meetings, the Registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant.

The audit committee may, from time to time, delegate to one or more of its members who are “independent trustees” (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) pre-approval authority for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees that are pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the Registrant to its principal accountant during the fiscal year in which services are provided; (ii) such services were not recognized by the Registrant at the time of engagement as non-audit services; and (iii) such services are promptly brought to the attention of the audit committee of the Registrant, approved prior to the completion of the audit, and approved based upon a determination that the service is eligible for waiver.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) 0%

(d) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the year ended March 31, 2025 and the period ended March 31, 2024 (the Registrant’s first period of operations) were $3.06 million and $1.82 million, respectively.

(h) The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of non-controlled/non-affiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Shareholders filed under Item 1(a) of this Form.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

The Fund’s investment adviser, StepStone Group Private Wealth LLC (the “Adviser”), has delegated proxy voting responsibility to StepStone Group Real Assets LP (the “Sub-Adviser”). The Sub-Adviser’s exercise of this delegated proxy voting authority on behalf of the Fund is subject to the oversight of the Adviser.

The policies and procedures used by the Sub-Adviser to determine how to vote proxies relating to portfolio securities is set forth below:

PROXY VOTING POLICY

Pursuant to Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940 (the “Advisers Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless (A) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (B) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (C) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

Voting Proxies

The Sub-Adviser is responsible for voting proxies on behalf of the Fund. The Sub-Adviser must vote proxies in a way that is consistent with the Sub-Adviser’s fiduciary duty to the Fund, and any investment policy of the Fund and maintain records of proxies voted, together with a brief explanation why votes were cast in a particular way.

The Sub-Adviser, as a matter of policy and as a fiduciary to the Fund, has responsibility for voting proxies for portfolio securities consistent with the best economic interest of the Fund. The Sub-Adviser’s policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as make information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

The Sub-Adviser has adopted the following procedures to implement the Sub-Adviser’s policy in regard to the Fund.

Voting Procedures

All investment professionals will forward any proxy materials received on behalf of the Fund to the Sub-Adviser’s Chief Compliance Officer, as applicable.

The Sub-Adviser’s Chief Compliance Officer, as applicable, will verify the Fund holds the security to which the proxy relates.

Absent material conflicts, the investment professionals responsible for the investment to which the proxy materials relate, in consultation with Sub-Adviser’s Chief Compliance Officer will determine how the Sub-Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy, and vote the proxy in a timely and appropriate manner.

Voting Guidelines

The Sub-Adviser will vote proxies in the best interests of the Fund. The Sub-Adviser’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions from a client or as documented in a file by the Sub-Adviser’s Chief Compliance Officer, as applicable. Clients of the Sub-Adviser, outside of the Fund, are permitted to place reasonable restrictions on the Sub-Adviser’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

The Sub-Adviser will generally vote in favor of routine corporate housekeeping proposals such as to change capitalization (e.g., increase the authorized number of common or preferred shares of stock (to the extent there are not disproportionate voting rights per preferred share)), the election of directors, setting the time and place of the annual meeting, change of fiscal year, change of name, and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services.

In the case of non-routine matters, voting decisions will generally be made in support of management, unless it is believed that such recommendation is not in the best interests of the Fund. On a case by case basis, the Sub-Adviser will decide non-routine matters, taking into account the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices. These matters include, but are not limited to, change of domicile, change in preemptive rights or cumulative voting rights, compensation plans, investment restrictions for social policy goals, precatory proposals, classification of the board of directors, poison pill proposals or amendments, recapitalizations, and super-majority voting.

The Sub-Adviser will abstain from voting if it is determined to be in the best interests of the Fund. In making such a determination, various factors will be considered, including, but not limited to, the costs associated with exercising the proxy (e.g., travel or translation costs) and any legal restrictions on trading resulting from the exercise of the proxy. In consultation with the Sub-Adviser’s Chief Compliance Officer, as applicable, the Sub-Adviser may also consider any special regulatory implications applicable to the client or the Sub-Adviser resulting from the exercise of the proxy.

Conflicts of Interest

The Sub-Adviser will identify any conflicts that exist between the interests of the Sub-Adviser and the client by reviewing the relationship of the Sub-Adviser with the issuer of each security to determine if the Sub-Adviser or any of its employees has any financial, business or personal relationship with the issuer.

If a material conflict of interest exists, the Sub-Adviser’s Chief Compliance Officer, as applicable, will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

The Sub-Adviser will maintain a record of the resolution of any conflict of interest.

Recordkeeping

The Sub-Adviser’s Chief Compliance Officer, as applicable, shall retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments.

●	Each proxy statement that the Sub-Adviser receives.

●	A record of each vote that the Sub-Adviser casts.

●	Any document the Sub-Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Sub-Adviser’s Chief Compliance Officer or proxy committee, if applicable.

●	A copy of each written request from the Board for information on how the Sub-Adviser voted the Fund’s proxies, and a copy of any written response.

Private Markets Investments

Investments in private markets are often subject to contractual agreements among the investors in the fund or company. If the Sub-Adviser has the authority to vote with respect to the interests, it will exercise its rights in accord with its contractual obligations and, if its vote is not constrained by contract, the Sub-Adviser will determine how to vote based on the principles described above. Records relating to the vote will be kept for the five-year retention period.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Fund Management

The following provides biographical information about the individual who is primarily responsible for the day-to-day management of the Registrant’s portfolio (the “Portfolio Manager”) as of the date of this filing:

Adam Reisler

Mr. Reisler is a Partner of StepStone and member of the infrastructure and real assets team. Prior to joining StepStone, Mr. Reisler was a vice president in KPMG’s infrastructure investment advisory and asset management business, which was merged with StepStone in May 2016.

Mr. Reisler received a Bachelor of Commerce (Hons) from McGill University and an MBA (Hons) and Diploma in Infrastructure and Real Estate from the Schulich School of Business in Canada.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager

(As of March 31, 2025)

	Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee: (in billions)			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based: (in billions)
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Adam Reisler	Zero accounts	Zero accounts	One account, $23.0	Zero accounts	Three accounts, $6.1	Zero accounts

Conflicts of Interest

A potential conflict of interest may arise as a result of a Portfolio Manager’s provision of advisory services to other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (“Other Accounts”). The Sub-Adviser may receive fees from Other Accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

The Sub-Adviser has implemented procedures that are designed to ensure that investment opportunities are allocated in a manner that: (i) treats all of its clients fairly and equitably; (ii) prevents conflicts regarding allocation of investment opportunities among its clients; and (iii) complies with applicable regulatory requirements. For example, the Sub-Adviser uses an allocation methodology designed to allocate all investments ratably based on a defined allocation procedure. Notwithstanding the foregoing, an aggregated investment may be allocated on a different basis under certain circumstances depending on factors which include, but are not limited to, available cash, liquidity requirements, risk parameters and legal and/or regulatory requirements.

The Sub-Adviser and its investment personnel, including a Portfolio Manager, may hold investments in Other Accounts. This may create an incentive for the Sub-Adviser and its investment personnel to take investment actions based on those investment interests which might diverge, in some cases, from the interests of other clients or favor or disfavor certain funds over other funds. Any potential conflict that arises from these circumstances is mitigated by several factors, including: (i) the fact that the Sub-Adviser’s investment process is designed to achieve long-term capital appreciation as opposed to short-term profits and (ii) the fact that the allocation process is controlled by finance and compliance personnel for the Sub-Adviser.

(a)(3) Compensation Structure of Portfolio Manager

The Sub-Adviser’s philosophy on compensation is to provide senior professionals incentives that are tied to both short-term and long-term performance of the firm. All investment professionals are salaried. Further, all investment professionals are eligible for a short-term incentive bonus each year that is discretionary and based upon the professional’s performance, as well as the performance of the business.

As of March 31, 2025, compensation for the Portfolio Manager includes, a salary, a discretionary bonus and certain retirement benefits from the Sub-Adviser. Additionally, the Portfolio Manager has an equity interest in the Sub-Adviser and indirectly benefits from the success of the Fund based on his ownership interest.

(a)(4) Disclosure of Securities Ownership

The Fund is required to show the dollar amount range of Mr. Reisler’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges to be disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of March 31, 2025, Mr. Reisler did not beneficially own shares of the Fund.

(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of trustees during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a) Not applicable.

(b) Not applicable.

ITEM 19. EXHIBITS.

(a)(1)	Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StepStone Private Infrastructure Fund

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	June 9, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert W. Long
Robert W. Long, President
(Principal Executive Officer)

Date	June 9, 2025

By (Signature and Title)*	/s/ Kimberly S. Zeitvogel
Kimberly S. Zeitvogel, Treasurer
(Principal Financial Officer)

Date	June 9, 2025

*	Print the name and title of each signing officer under his or her signature.